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                                                                    Exhibit 23.1


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                                                      PricewaterhouseCoopers LLP
                                                      100 East Broad Street
                                                      Suite 2100
                                                      Columbus OH 43215-3671
                                                      Telephone (614) 225-8700
                                                      Facsimile (614) 224-1044



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of The Scotts Company of our reports dated October 21, 1999 relating to the financial statements and financial statement schedules, which appear in The Scotts Company's Annual Report on Form 10-K/A for the year ended September 30, 1999. We also consent to the incorporation by reference to our name in the Registration Statement on Form S-4.


December 8, 2000